Foreclosed Assets (Tables)	12 Months Ended
Dec. 31, 2024
Foreclosed Assets
Schedule of Roll Forward of Foreclosed Assets

Roll forward of foreclosed assets for the years ended December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
Beginning balance	$130	$1,582
Transferred from loans receivables, net	2,306	–
Investments in foreclosed assets	507	125
Sale proceeds	(992)	(1,549)
Gain on foreclosed assets	–	8
Loss on foreclosed assets	(595)	(36)
Ending balance	$1,356	$130